Exhibit 99.1

Quarterly Earnings and Supplemental Operating and Financial Data

June 30, 2016

TI Automotive

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

June 30, 2016

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO available to all equityholders and unitholders – diluted for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST

TRADED: NYSE: LXP

ONE PENN PLAZA, SUITE 4015

NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2016 RESULTS

New York, NY - Tuesday, August 9, 2016 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2016.

Second Quarter 2016 Highlights

•	Generated Net Income attributable to common shareholders of $46.8 million, or $0.20 per diluted common share.
•	Generated Adjusted Company Funds From Operations available to all equityholders and unitholders - diluted (“Adjusted Company FFO”) of $71.8 million, or $0.29 per diluted common share.
•	Disposed of six properties, including a land investment in New York City, for aggregate gross disposition proceeds of $107.2 million.
•	Completed an industrial build-to-suit property with a cost of $61.3 million.
•	Invested $39.5 million in on-going build-to-suit projects, including a recent commitment for a $37.0 million industrial build-to-suit project in Opelika, Alabama.
•	Completed 1.4 million square feet of new leases and lease extensions with overall portfolio 96.2% leased at quarter end.
•	Retired $80.0 million of secured debt and $24.5 million of unsecured borrowings.

Subsequent Events

•	Obtained $197.2 million 20-year non-recourse financing, which bears interest at a 4.04% fixed rate and is secured by the build-to-suit project in Lake Jackson, Texas.
•	Disposed of two properties for aggregate gross proceeds of $4.4 million.
•	Converted the remaining $11.9 million original principal amount of 6.00% Convertible Guaranteed Notes for 1.9 million common shares.

Adjusted Company FFO is a non-GAAP financial measure and in the first quarter 2016 earnings release was referred to as Company FFO. It and certain other non-GAAP financial measures are defined and reconciled later in this press release.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, commented “Our second quarter activity was strong, particularly in sales and leasing, with Adjusted Company FFO of $0.29 per share, representing a 7% increase year-over-year. Strong progress has been made on our sales program and to date, consolidated property dispositions total $171 million at a 5.9% weighted-average cap rate.”

“As we enter the second half of the year, we believe we are on target to complete our sales program of $600-$700 million at a better than expected cap rate range of 5.5%-6.25%, and by year end, reduce our net debt to adjusted EBITDA ratio while maintaining ample cash on the balance sheet. We expect that all of these factors should position us to further grow our portfolio and continue to improve the quality of our holdings and cash flow.”

3

FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2016, total gross revenues were $109.6 million, a 0.7% decrease compared with total gross revenues of $110.3 million for the quarter ended June 30, 2015. The decrease is primarily attributable to 2015 and 2016 property sales and lease expirations, substantially offset by revenue generated from property acquisitions and new leases signed.

Net Income Attributable to Common Shareholders

For the quarter ended June 30, 2016, net income attributable to common shareholders was $46.8 million, or $0.20 per diluted share, compared with net income attributable to common shareholders for the quarter ended June 30, 2015 of $47.7 million, or $0.20 per diluted share.

Adjusted Company FFO

For the quarter ended June 30, 2016, Lexington generated Adjusted Company FFO of $71.8 million, or $0.29 per diluted share, compared to Adjusted Company FFO for the quarter ended June 30, 2015 of $67.0 million, or $0.27 per diluted share.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2016 of $0.17 per common share/unit, which was paid on July 15, 2016 to common shareholders/unitholders of record as of June 30, 2016. Lexington also declared a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which is payable on November 15, 2016 to Series C Preferred Shareholders of record as of October 31, 2016.

OPERATING ACTIVITIES

During the quarter, Lexington acquired the following build-to-suit property:

ACQUISITIONS
Tenant (Guarantor)	Location	Property Type	Initial Basis ($000)	Initial Estimated Annualized GAAP Rent ($000)	Initial Estimated Annualized Cash Rent ($000)	Estimated GAAP Yield	Initial Estimated Cash Yield	Approximate Lease Term (Yrs)
One World Technologies, Inc. (Techtronic Industries Co. Ltd.)	Anderson, SC	Industrial	$61,347	$4,446	$3,660	7.2%	6.0%	20

4

During the quarter, Lexington funded $39.5 million of the projected costs of the following projects:

ON-GOING BUILD-TO-SUIT PROJECTS
Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 6/30/2016 ($000)	Estimated Acquisition/ Completion Date	Estimated GAAP Yield	Estimated Initial Cash Yield
Lake Jackson, TX	664,000	Office	20	$166,164	$83,887	4Q 16	8.9%	7.3%
Charlotte, NC	201,000	Office	15	62,445	24,166	1Q 17	9.5%	8.3%
Opelika, AL	165,000	Industrial	25	37,000	710	2Q 17	9.0%	7.1%
Houston, TX(1)	274,000	Retail/Specialty	20	86,491	63,848	3Q 16	7.5%	7.5%
	1,304,000			$352,100	$172,611

(1)	Lexington had a 25% interest as of June 30, 2016. Lexington is providing construction financing up to $56.7 million to the joint venture of which $33.9 million had been funded as of June 30, 2016. The related lease provides for annual CPI increases.

During the quarter, Lexington sold the following properties:

PROPERTY DISPOSITIONS (4)
Primary Tenant	Location	Property Type	Gross Sale Price ($000)		Annualized Net Income(1) ($000)	Annualized NOI(1) ($000)	Month of Disposition
ZE-45 Ground Tenant LLC	New York, NY	Land	$37,500		$3,194	$1,525	April
Apria Healthcare, Inc.	Lake Forest, CA	Office	19,000	(2)	775	1,366	May
Federal Express Corporation	Collierville, TN	Industrial	7,740		294	817	June
Atrius Health, Inc.	Boston, MA	Office	33,250		370	1,700	June
The McGraw-Hill Companies, Inc.	Dubuque, IA	Industrial	8,575	(3)	326	1,260	June
Vacant	Franklin, NC	Industrial	1,100		(158)	(113)	June
			$107,165		$4,801	$6,555

(1)	Quarterly period prior to sale annualized.
(2)	A future rent credit of $1.7 million was credited to the buyer at closing.
(3)	Excludes a $1.0 million lease termination payment from the tenant.
(4)	In addition, Lexington sold certain land parcels for $1.0 million, which land parcels generated annualized net income and annualized NOI of $45 thousand.

5

LEASING

As of June 30, 2016, Lexington's overall portfolio was 96.2% leased, excluding properties subject to secured mortgage loans currently in default.

During the second quarter of 2016, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1-8	Honolulu	HI	N/A	2016	2018	13,863
9	Tampa	FL	Time Customer Service, Inc. / Time, Inc.	06/2017	06/2026	132,981
9	Total office lease extensions					146,844

	Industrial/Multi-Tenant
1	Plymouth	MI	Tower Automotive Operations USA I, LLC	10/2017	10/2024	290,133
2	Rantoul	IL	Bell Sports, Inc.	10/2033	10/2034	813,126
3	Antioch	TN	Cimetra, LLC	07/2016	08/2021	67,200
3	Total industrial lease extensions					1,170,459

12	Total lease extensions					1,317,303

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.
	Industrial
1	Arlington	TX	Arrow Electronics, Inc.	02/2027	74,739
1	Total new industrial leases				74,739

13	TOTAL NEW AND EXTENDED LEASES				1,392,042

(1)	Leases greater than 10,000 square feet.

BALANCE SHEET/CAPITAL MARKETS

During the second quarter of 2016, Lexington satisfied $80.0 million of secured debt with a weighted-average interest rate of 4.9%.

In April 2016, $0.5 million original principal amount of Lexington's 6.00% Convertible Guaranteed Notes due 2030 were satisfied for cash of $0.7 million, which reduced the aggregate outstanding balance of this note issuance to $11.9 million. Subsequent to June 30, 2016, the remaining $11.9 million outstanding was converted for 1,892,269 common shares.

Subsequent to June 30, 2016, Lexington obtained a $197.2 million 20-year non-recourse financing on its build-to-suit project in Lake Jackson, Texas. The loan bears interest at a fixed rate of 4.04% and matures in October 2036.

2016 EARNINGS GUIDANCE

Lexington estimates that its net income attributable to common shareholders per diluted common share for the year ended December 31, 2016 will be within an expected range of $0.52 to $0.61. Lexington is increasing its Adjusted Company FFO guidance for the year ended December 31, 2016 to an expected range of $1.07 to $1.10 per diluted common share from a range of $1.03 to $1.08 per diluted common share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

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SECOND QUARTER 2016 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, August 9, 2016, at 8:30 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2016. Interested parties may participate in this conference call by dialing 888-317-6016 (U.S.), 412-317-6016 (International) or 855-669-9657 (Canada). A replay of the call will be available through November 9, 2016, at 877-344-7529 (U.S.), 412-317-0088 (International) or 855-669-9658 (Canada), pin code for all replay numbers is 10090297. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust (NYSE: LXP) is a publicly traded real estate investment trust (REIT) that owns a diversified portfolio of real estate assets consisting primarily of equity and debt investments in single-tenant net-leased commercial properties and land across the United States. Lexington seeks to expand its portfolio through build-to-suit transactions, sale-leaseback transactions and other transactions, including acquisitions. For more information, including Lexington's Quarterly Earnings and Supplemental Operating and Financial Data information package, or to follow Lexington on social media, visit www.lxp.com.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2016, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes. The assets and credit of each special purpose entity with a property subject to a mortgage loan (a “property owner subsidiary”) are not available to creditors to satisfy the debt and other obligations of any other person, including any other special purpose entity or affiliate. Consolidated entities that are not property owner subsidiaries do not directly own any of the assets of a property owner subsidiary (or the general partner, member of managing member of such property owner subsidiary, but merely hold partnership, membership or beneficial interests therein which interests are subordinate to the claims of the property owner subsidiary's general partner's, member's or managing member's creditors).

7

Non-GAAP Financial Measures - Definitions

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Earnings Release and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable measures under generally accepted accounting principles (“GAAP”), reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing or financing activities or liquidity.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents relating to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investment's ability to fund cash needs.

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield: GAAP and cash yields are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield) the investment is expected to generate (or has generated) divided by the acquisition/completion cost (or sale) price.

Net Operating Income (“NOI”): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

# # #

8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Gross revenues:
Rental	$101,647	$102,440	$205,206	$202,456
Tenant reimbursements	7,930	7,893	15,987	16,319
Total gross revenues	109,577	110,333	221,193	218,775
Expense applicable to revenues:
Depreciation and amortization	(41,272)	(41,808)	(84,399)	(82,083)
Property operating	(11,293)	(15,534)	(23,371)	(32,116)
General and administrative	(7,747)	(7,971)	(15,522)	(15,792)
Non-operating income	3,553	3,084	6,420	5,698
Interest and amortization expense	(22,679)	(23,339)	(45,572)	(46,342)
Debt satisfaction gains (charges), net	(3,194)	3,776	(3,356)	14,151
Impairment charges	(3,014)	(113)	(3,014)	(1,252)
Gains on sales of properties	25,326	21,426	42,341	21,574
Income before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	49,257	49,854	94,720	82,613
Benefit (provision) for income taxes	(224)	52	(637)	(389)
Equity in earnings of non-consolidated entities	312	306	6,054	672
Income from continuing operations	49,345	50,212	100,137	82,896
Discontinued operations:
Income (loss) from discontinued operations	—	(1)	—	109
Provision for income taxes	—	(4)	—	(4)
Gain on sale of property	—	—	—	1,577
Total discontinued operations	—	(5)	—	1,682
Net income	49,345	50,207	100,137	84,578
Less net income attributable to noncontrolling interests	(869)	(875)	(1,892)	(1,741)
Net income attributable to Lexington Realty Trust shareholders	48,476	49,332	98,245	82,837
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(73)	(105)	(163)	(192)
Net income attributable to common shareholders	$46,830	$47,654	$94,937	$79,500
Income per common share – basic:
Income from continuing operations	$0.20	$0.20	$0.41	$0.33
Income (loss) from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.20	$0.20	$0.41	$0.34
Weighted-average common shares outstanding – basic	232,592,998	233,812,062	232,617,901	233,172,422
Income per common share – diluted:
Income from continuing operations	$0.20	$0.20	$0.41	$0.33
Income (loss) from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.20	$0.20	$0.41	$0.34
Weighted-average common shares outstanding – diluted	239,046,004	239,903,370	238,970,754	239,559,842
Amounts attributable to common shareholders:
Income from continuing operations	$46,830	$47,659	$94,937	$77,818
Income (loss) from discontinued operations	—	(5)	—	1,682
Net income attributable to common shareholders	$46,830	$47,654	$94,937	$79,500

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2016	December 31, 2015
Assets:
Real estate, at cost	$3,721,461	$3,789,711
Real estate - intangible assets	688,749	692,778
Investments in real estate under construction	108,763	95,402
	4,518,973	4,577,891
Less: accumulated depreciation and amortization	1,207,434	1,179,969
Real estate, net	3,311,539	3,397,922
Assets held for sale	21,045	24,425
Cash and cash equivalents	59,776	93,249
Restricted cash	12,767	10,637
Investment in and advances to non-consolidated entities	55,245	31,054
Deferred expenses, net	39,656	42,000
Loans receivable, net	95,829	95,871
Rent receivable – current	9,146	7,193
Rent receivable – deferred	102,195	87,547
Other assets	17,535	18,505
Total assets	$3,724,733	$3,808,403

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$838,385	$872,643
Revolving credit facility borrowings	123,000	177,000
Term loans payable, net	500,584	500,076
Senior notes payable, net	493,944	493,526
Convertible guaranteed notes payable, net	11,763	12,126
Trust preferred securities, net	127,046	126,996
Dividends payable	46,052	45,440
Liabilities held for sale	515	8,405
Accounts payable and other liabilities	43,054	41,479
Accrued interest payable	9,857	8,851
Deferred revenue - including below market leases, net	43,021	42,524
Prepaid rent	16,395	16,806
Total liabilities	2,253,616	2,345,872

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 235,075,048 and 234,575,225 shares issued and outstanding in 2016 and 2015, respectively	24	23
Additional paid-in-capital	2,775,468	2,776,837
Accumulated distributions in excess of net income	(1,413,504)	(1,428,908)
Accumulated other comprehensive loss	(7,520)	(1,939)
Total shareholders’ equity	1,448,484	1,440,029
Noncontrolling interests	22,633	22,502
Total equity	1,471,117	1,462,531
Total liabilities and equity	$3,724,733	$3,808,403

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
EARNINGS PER SHARE:

Basic:
Income from continuing operations attributable to common shareholders	$46,830	$47,659	$94,937	$77,818
Income (loss) from discontinued operations attributable to common shareholders	—	(5)	—	1,682
Net income attributable to common shareholders	$46,830	$47,654	$94,937	$79,500

Weighted-average number of common shares outstanding - basic	232,592,998	233,812,062	232,617,901	233,172,422

Income per common share:
Income from continuing operations	$0.20	$0.20	$0.41	$0.33
Income (loss) from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.20	$0.20	$0.41	$0.34

Diluted:
Income from continuing operations attributable to common shareholders - basic	$46,830	$47,659	$94,937	$77,818
Impact of assumed conversions	963	764	2,023	1,633
Income from continuing operations attributable to common shareholders	47,793	$48,423	96,960	79,451
Income (loss) from discontinued operations attributable to common shareholders - basic	—	(5)	—	1,682
Impact of assumed conversions	—	—	—	—
Income (loss) from discontinued operations attributable to common shareholders	—	(5)	—	1,682
Net income attributable to common shareholders	$47,793	$48,418	$96,960	$81,133

Weighted-average common shares outstanding - basic	232,592,998	233,812,062	232,617,901	233,172,422
Effect of dilutive securities:
Share options	273,920	296,501	204,783	369,079
6.00% Convertible Guaranteed Notes	1,878,445	1,941,833	1,909,841	2,165,367
Operating Partnership Units	3,818,805	3,852,974	3,819,498	3,852,974
Non-vested shares	481,836	—	418,731	—
Weighted-average common shares outstanding - diluted	239,046,004	239,903,370	238,970,754	239,559,842

Income per common share:
Income from continuing operations	$0.20	$0.20	$0.41	$0.33
Income (loss) from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.20	$0.20	$0.41	$0.34

11

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

ADJUSTED COMPANY FUNDS FROM OPERATIONS & COMPANY FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$46,830	$47,654	$94,937	$79,500
Adjustments:
Depreciation and amortization	39,688	40,467	80,881	79,389
Impairment charges - real estate	3,014	113	3,014	1,252
Noncontrolling interests - OP units	648	540	1,395	1,090
Amortization of leasing commissions	1,584	1,341	3,518	2,693
Joint venture and noncontrolling interest adjustment	222	437	458	758
Gains on sales of properties, including non-consolidated entities	(25,326)	(21,426)	(47,719)	(23,151)
Tax on sales of properties	—	—	50	—
FFO available to common shareholders and unitholders - basic	66,660	69,126	136,534	141,531
Preferred dividends	1,573	1,573	3,145	3,145
Interest and amortization on 6.00% Convertible Notes	233	224	485	543
Amount allocated to participating securities	73	105	163	192
FFO available to all equityholders and unitholders - diluted	68,539	71,028	140,327	145,411
Debt satisfaction (gains) charges, net, including non-consolidated entities	3,194	(3,712)	3,356	(14,087)
Transaction costs/other	68	(294)	214	174
Adjusted Company FFO available to all equityholders and unitholders - diluted	71,801	67,022	143,897	131,498

FUNDS AVAILABLE FOR DISTRIBUTION:
Adjustments:
Straight-line adjustments	(13,241)	(17,034)	(24,380)	(22,343)
Lease incentives	419	488	842	945
Amortization of above/below market leases	499	177	955	(444)
Lease termination payments, net	5,183	(595)	2,434	(1,401)
Non-cash interest, net	(632)	1,753	(1,014)	1,118
Non-cash charges, net	2,403	2,147	4,610	4,403
Tenant improvements	601	(1,541)	(119)	(2,622)
Lease costs	(3,477)	(1,756)	(4,707)	(3,176)
Company Funds Available for Distribution	$63,556	$50,661	$122,518	$107,978

Per Common Share and Unit Amounts
Basic:
FFO	$0.28	$0.29	$0.58	$0.60

Diluted:
FFO	$0.28	$0.29	$0.58	$0.60
Adjusted Company FFO	$0.29	$0.27	$0.59	$0.54

Basic:
Weighted-average common shares outstanding - basic EPS	232,592,998	233,812,062	232,617,901	233,172,422
Operating partnership units(1)	3,818,805	3,852,974	3,819,498	3,852,974
Weighted-average common shares outstanding - basic FFO	236,411,803	237,665,036	236,437,399	237,025,396

Diluted:
Weighted-average common shares outstanding - diluted EPS	239,046,004	239,903,370	238,970,754	239,559,842
Unvested share-based payment awards	—	83,635	—	109,194
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	243,756,574	244,697,575	243,681,324	244,379,606

(1)	Includes OP units other than OP units held by Lexington.

12

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

2016 EARNINGS GUIDANCE

	Twelve Months Ended December 31, 2016
	Low	High
Estimated:
Net income attributable to common shareholders per diluted common share(1)	$0.52	$0.61
Depreciation and amortization	0.67	0.68
Impact of capital transactions	(0.12)	(0.19)
Estimated Adjusted Company FFO per diluted common share	$1.07	$1.10

(1)	Assumes all convertible securities are dilutive.

13

LEXINGTON REALTY TRUST

2016 Second Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS

	Primary Tenant (Guarantor)	Location		Property Type	Initial Basis ($000)	Initial Estimated Annualized GAAP Rent ($000)	Initial Estimated Annualized Cash Rent (1) ($000)	Initial Estimated GAAP Yield (1)	Initial Estimated Cash Yield (1)	Month Closed	Primary Lease Expiration
1	One World Technologies, Inc. (Techtronic Industries Co. Ltd.)	Anderson	SC	Industrial	$61,347	$4,446	$3,660	7.2%	6.0%	June	06/2036
1	TOTAL PROPERTY INVESTMENT

CAPITAL RECYCLING

PROPERTY DISPOSITIONS (3)

	Primary Tenant (Guarantor)	Location		Property Type	Gross Sale Price ($000)	Annualized Net Income (2) ($000)	Annualized NOI (1)(2) ($000)	Month of Disposition	% Leased	Gross Sale Price PSF
1	ZE-45 Ground Tenant LLC	New York	NY	Land / Infrastructure	$37,500	$3,194	$1,525	April	100%	N/A
2	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.) (4)	Lake Forest	CA	Office	19,000	775	1,366	May	100%	$189.98
3	Federal Express Corporation / FedEx Techconnect, Inc.	Collierville	TN	Industrial	7,740	294	817	June	100%	$61.32
4	Atrius Health, Inc.	Boston	MA	Office	33,250	370	1,700	June	100%	$635.31
5	The McGraw-Hill Companies, Inc. (5)	Dubuque	IA	Industrial	8,575	326	1,260	June	100%	$25.91
6	Vacant	Franklin	NC	Industrial	1,100	(158)	(113)	June	0%	$15.10

6	TOTAL PROPERTY DISPOSITIONS				$107,165	$4,801	$6,555

Footnotes

(1)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	1Q 2016 annualized.
(3)	In addition, Lexington sold certain land parcels for $1.0 million, which land parcels generated annualized net income and annualized NOI of $45 thousand.
(4)	A future rent credit of $1.7 million was credited to the buyer at closing.
(5)	Excludes a $1.0 million lease termination payment from the tenant.

14

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS

6/30/2016

BUILD-TO-SUIT PROJECTED CONSTRUCTION FUNDING SCHEDULE (1)

	Location		Sq. Ft	Asset Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	Investment balance as of 6/30/16 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated GAAP Yield (5)	Estimated Initial Cash Yield (5)
								Q3 2016	Q4 2016	Q1 2017	Q2 2017
1	Lake Jackson (2)	TX	664,000	Office	20	$166,164	$83,887	$-	$-	$-	$-	4Q 16	8.9%	7.3%
2	Charlotte	NC	201,000	Office	15	62,445	24,166	11,372	11,372	11,372	3,791	1Q 17	9.5%	8.3%
3	Opelika	AL	165,000	Industrial	25	37,000	710	7,713	10,579	10,579	7,053	2Q 17	9.0%	7.1%

3	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (3)					$265,609	$108,763	$19,085	$21,951	$21,951	$10,844

1	Houston (4)	TX	274,000	Retail/Specialty	20	$86,491	$63,848	$9,696	$9,696	$-	$-	3Q 16	7.5%	7.5%

1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$63,848	$9,696	$9,696	$-	$-

4	TOTAL BUILD-TO-SUIT PROJECTS					$352,100	$172,611	$28,781	$31,647	$21,951	$10,844

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed or, if completed, will perform to Lexington's expectations.
(2)	Subsequent to June 30, 2016, Lexington obtained $197.2 million of non-recourse financing. The loan bears interest at a fixed rate of 4.04%.

The estimated remaining costs to fund the project of $71.6 million were escrowed at closing.

(3)	Investment balance in accordance with GAAP included in investment in real estate under construction.

Aggregate equity invested is $112.8 million.

(4)	Lexington has a 25% interest as of June 30, 2016. Lexington is providing construction financing up to $56.7 million to the joint venture, of which $33.9 million has been funded as of June 30, 2016. Estimated cash investments for the next 12 months are Lexington's estimated loan amounts. Lease contains annual CPI increases.
(5)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

15

LEXINGTON REALTY TRUST

2016 Second Quarter Financing Summary

DEBT RETIRED

Location	Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Omaha, NE	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	Office	$7,560	5.610%	04/2016
Tempe, AZ	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	Office	7,140	5.610%	04/2016
Byhalia, MS	Asics America Corporation (Asics Corporation)	Industrial	15,000	4.710%	06/2016
Dubuque, IA	The McGraw-Hill Companies, Inc.	Industrial	8,934	5.402%	06/2017
Boston, MA	Atrius Health, Inc.	Office	12,178	6.100%	12/2018
New York, NY	ZE-45 Ground Tenant LLC	Land / Infrastructure	29,193	4.100%	01/2025
			$80,005

CORPORATE LEVEL DEBT

Quarterly Activity, Net ($000)
Revolving Credit Facility	$24,000 satisfaction
6.00% Convertible Guaranteed Notes	$500 satisfaction (cash payment $672)

16

LEXINGTON REALTY TRUST

2016 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant (Guarantor)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)	New Cash Rent Per Annum ($000)(1)(3)	Prior Cash Rent Per Annum ($000)(3)

	Office / Multi-Tenant Office
1-8	Various	Honolulu	HI	2016	2018	13,863	$261	$255	$261	$255
9	Time Customer Service, Inc. / Time Incorporated	Tampa	FL	06/2017	06 /2026	132,981	1,132	1,354	1,103	1,513

9	Total office lease extensions					146,844	$1,393	$1,609	$1,364	$1,768

	Industrial / Multi-Tenant Industrial
1	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	Plymouth	MI	10/2017	10/2024	290,133	$1,447	$1,474	$1,378	$1,378
2	Bell Sports, Inc. (Vista Outdoor, Inc.)	Rantoul	IL	10/2033	10/2034	813,126	4,195	4,146	5,063	4,963
3	Cimetra LLC	Antioch	TN	07/2016	08/2021	67,200	211	141	202	178

3	Total industrial lease extensions					1,170,459	$5,853	$5,761	$6,643	$6,519
				`
12	TOTAL EXTENDED LEASES					1,317,303	$7,246	$7,370	$8,007	$8,287

NEW LEASES

	Tenant	Location		Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	New Cash Rent Per Annum ($000)(1)(3)
	Industrial
1	Arrow Electronics, Inc.	Arlington	TX	02/2027	74,739	$406	$392

1	Total industrial new lease				74,739	$406	$392

1	TOTAL NEW LEASE				74,739	$406	$392

13	TOTAL NEW AND EXTENDED LEASES				1,392,042	$7,652	$8,399

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LEXINGTON REALTY TRUST

2016 Second Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (2)

	Tenant (Guarantor)	Location		Lease Expiration Date	Sq. Ft.	1Q 2016 GAAP Rent ($000)	1Q 2016 Cash Rent ($000)(3)
	Office
1	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	Farmers Branch	TX	04/2016	114,489	$506	$393
2	Raytheon Company	Garland	TX	05/2016	278,759	406	377

2	TOTAL LEASE NON-RENEWALS				393,248	$912	$770

Footnotes

(1)	Assumes twelve months rent from the later of 7/1/16 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Excludes multi-tenant properties.
(3)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

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LEXINGTON REALTY TRUST

Other Revenue Data

6/30/2016

($000)

Other Revenue Data

	GAAP Rent
Asset Class	Six months ended
	6/30/16 (1)	6/30/16 Percentage	6/30/15 Percentage
Office	$99,104	49.7%	48.0%
Industrial	61,298	30.7%	25.6%
Land / Infrastructure	28,719	14.4%	15.4%
Multi-tenant	5,614	2.8%	7.9%
Retail/Specialty	4,866	2.4%	3.1%
	$199,601	100.0%	100.0%

	GAAP Rent
Credit Ratings (2)	Six months ended
	6/30/16 (1)	6/30/16 Percentage	6/30/15 Percentage
Investment Grade	$67,197	33.7%	35.8%
Non-Investment Grade	28,766	14.4%	13.8%
Unrated	103,638	51.9%	50.4%
	$199,601	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 6/30/16	As of 6/30/15
	12.5 years	12.2 years

Weighted-Average Lease Term - Cash Basis - Adjusted (3)	As of 6/30/16	As of 6/30/15
	9.3 years	8.7 years

Rent Estimates for Current Assets

Year	GAAP (4)	Cash (4)	Projected Straight-line / GAAP Rent Adjustments
2016 - remaining	$196,861	$171,427	$(25,434)
2017	$377,830	$335,225	$(42,605)

Footnotes

(1)	Six months ended 6/30/2016 GAAP rent recognized for consolidated properties owned as of 6/30/2016.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(3)	Adjusted to reflect NY land leases to the first purchase option date.
(4)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 6/30/2016, and (3) no properties are sold or acquired after 6/30/2016.

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LEXINGTON REALTY TRUST

Other Revenue Data (Continued)

6/30/2016

($000)

Same-Store NOI (1)

	Six months ended June 30,
	2016	2015
Total Cash Rent	$150,705	$154,706
Tenant Reimbursements	13,071	13,804
Property Operating Expenses	(19,472)	(22,676)
Same-Store NOI	$144,304	$145,834

Change in Same-Store NOI	(1.0)%

Same-Store Percent Leased (2)	As of 6/30/16	As of 6/30/15
	96.6%	97.1%

Lease Escalation Data (3)

Footnotes

(1)	NOI is on a consolidated cash basis for all consolidated properties except properties acquired/expanded and sold in 2016 and 2015 and properties subject to secured mortgage loans in default at June 30, 2016. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	Excludes properties acquired or sold in 2016 and 2015 and properties subject to secured mortgage loans in default as of 6/30/2016.
(3)	Based on six months consolidated cash rents for single-tenant leases (properties greater than 70% leased) owned as of June 30, 2016.

Excludes parking operations and rents from prior tenants.

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LEXINGTON REALTY TRUST

Portfolio Detail By Asset Class

6/30/2016

( $000, except square footage)

Asset Class	YE 2013	YE 2014	YE 2015	2Q 2016

Office
% of ABR (1)	61.3%	51.4%	50.1%	49.7%
LTL (5)	26.8%	31.8%	23.4%	28.5%
STL (6)	73.2%	68.2%	76.6%	71.5%
Leased	99.0%	98.6%	99.6%	99.6%
Wtd. Avg. Lease Term (2)	7.2	7.4	7.2	7.2
Mortgage Debt	$692,460	$426,635	$329,696	$325,704
% Investment Grade (1)	57.2%	53.7%	48.7%	47.3%
Square Feet	15,316,875	13,264,134	12,847,877	12,021,184

Industrial
% of ABR (1)	23.2%	23.0%	27.9%	30.7%
LTL (5)	35.2%	42.8%	43.1%	49.1%
STL (6)	64.8%	57.2%	56.9%	50.9%
Leased	99.8%	99.7%	99.6%	99.9%
Wtd. Avg. Lease Term (2)	7.2	7.9	9.5	9.9
Mortgage Debt	$206,209	$177,951	$292,293	$264,904
% Investment Grade (1)	34.1%	29.3%	30.3%	27.9%
Square Feet	21,473,994	22,612,691	25,561,136	26,622,831

Land/Infrastructure
% of ABR (1)	4.9%	14.3%	16.0%	14.4%
LTL (5)	100.0%	100.0%	100.0%	100.0%
STL (6)	0.0%	0.0%	0.0%	0.0%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	72.7	73.1	70.3	68.2
Wtd. Avg. Lease Term Adjusted (3)	23.7	22.8	22.8	23.0
Mortgage Debt	$213,500	$213,475	$242,494	$213,151
% Investment Grade (1)	0.2%	0.4%	0.4%	4.1%

Multi-Tenant
% of ABR (1)	7.9%	8.7%	3.0%	2.8%
Leased	66.4%	53.9%	44.1%	38.1%
Wtd. Avg. Lease Term (2)	7.0	6.9	3.4	3.4
Mortgage Debt	$71,754	$116,763	$14,118	$39,946
% Investment Grade (1)	34.5%	19.3%	36.9%	18.8%
Square Feet	2,259,189	2,414,889	2,301,864	2,700,126

Retail/Specialty
% of ABR (1)	2.7%	2.6%	3.0%	2.4%
LTL (5)	21.0%	28.1%	34.7%	25.4%
STL (6)	79.0%	71.9%	65.3%	74.6%
Leased	98.5%	94.3%	97.9%	97.8%
Wtd. Avg. Lease Term (2)	7.2	9.1	8.4	7.5
Mortgage Debt	$13,566	$13,170	$12,724	$4,320
% Investment Grade (1)	18.7%	22.4%	16.4%	20.0%
Square Feet	1,489,267	1,447,724	1,395,517	1,318,441

Loans Receivable	$99,443	$105,635	$95,871	$95,829
Construction in progress (4)	$78,656	$121,184	$103,954	$109,306

Footnotes

(1) Percentage of GAAP rent.

(2) Cash basis.

(3) Cash basis adjusted to reflect NY land leases to the first purchase option date.

(4) Includes development classified as real estate under construction on a consolidated basis.

(5) Long-term leases ("LTL") are defined as leases having a remaining term of ten years or longer.

(6) Short-term leases ("STL") are defined as leases having a remaining term of less than ten years.

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LEXINGTON REALTY TRUST

Portfolio Composition

6/30/2016

Footnotes

(1) Based on gross book value of real estate assets, real estate under construction, and loans receivable as of 6/30/2016.

(2) Based on six months GAAP rent as of 6/30/2016.

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LEXINGTON REALTY TRUST

Components of Net Asset Value

6/30/2016

($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six month net operating income (NOI) (1)
Office	$88,530
Industrial	57,625
Land/ Infrastructure	12,501
Multi-Tenant	1,724
Retail/Specialty	2,972
Total Net Operating Income	$163,352

Lexington's share of non-consolidated six month NOI (1)
Office	$531
Retail/Specialty	600
$1,131
Other income
Advisory fees	$406

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets less than 70% leased	$96,466
Wholly-owned assets acquired in 2016	$90,304

Add other assets:
Assets held for sale	$21,045
Loans receivable	95,829
Development investment at cost incurred	155,294
Cash and cash equivalents	59,776
Restricted cash	12,767
Accounts receivable, net	9,146
Other assets	17,535
Total other assets	$371,392

Liabilities:
Corporate level debt (face amount)	$1,269,020
Mortgages and notes payable (face amount)	848,025
Liabilities held for sale	515
Dividends payable	46,052
Accounts payable, accrued expenses and other liabilities	69,306
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,532
Total deductions	$2,338,220

Common shares & OP units at 6/30/2016	238,890,887

Footnotes

(1)	Six months ended June 30, 2016 NOI for the existing property portfolio at June 30, 2016, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% and assets acquired in 2016. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

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LEXINGTON REALTY TRUST

Top Markets

6/30/2016

	Core Based Statistical Area (2)	Percent of GAAP Rent as of 6/30/16 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	14.8%
2	Houston-Sugar Land-Baytown, TX	7.0%
3	Dallas-Fort Worth-Arlington, TX	6.4%
4	Memphis, TN-MS-AR	4.2%
5	Kansas City, MO-KS	3.7%
6	Phoenix-Mesa-Scottsdale, AZ	3.7%
7	Kennewick-Pasco-Richland, WA	3.3%
8	Richmond, VA	3.0%
9	Detroit-Warren-Livonia, MI	2.8%
10	Denver-Aurora, CO	2.2%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.2%
12	Indianapolis-Carmel, IN	2.1%
13	Columbus, OH	1.9%
14	Las Vegas-Paradise, NV	1.7%
15	San Jose-Sunnyvale-Santa Clara, CA	1.7%
16	Charlotte-Gastonia-Rock Hill, NC-SC	1.6%
17	Jackson, MS	1.6%
18	Chicago-Naperville-Joliet, IL-IN-WI	1.5%
19	Orlando-Kissimmee, FL	1.4%
20	Atlanta-Sandy Springs-Marietta, GA	1.4%
	Total Top Markets (3)	68.0%

Footnotes

(1)	Six months ended 6/30/2016 GAAP rent recognized for consolidated properties owned as of 6/30/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Single-Tenant Office Markets

6/30/2016

Footnotes

(1)	Six months ended 6/30/2016 GAAP rent recognized for consolidated single-tenant office properties owned as of 6/30/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

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LEXINGTON REALTY TRUST

Tenant Industry Diversification

6/30/2016

Footnotes

(1)	Six months ended 6/30/2016 GAAP rent recognized for consolidated properties owned as of 6/30/2016.

26

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

6/30/2016

Top 10 Tenants or Guarantors - GAAP Basis
Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Rent as of 6/30/2016 ($000) (1)	Percent of GAAP Rent as of 6/30/2016 ($000) (1) (2)
SM Ascott LLC	1	0	0.0%	$8,686	4.4%
Tribeca Ascott LLC	1	0	0.0%	7,445	3.7%
AL-Stone Ground Tenant LLC	1	0	0.0%	6,795	3.4%
Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	1	456,412	1.1%	6,566	3.3%
FedEx Corporation / Federal Express Corporation	2	661,616	1.5%	6,075	3.0%
United States of America	3	398,214	0.9%	5,460	2.7%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.8%	4,970	2.5%
Nissan North America, Inc.	2	1,691,049	3.9%	4,813	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	3,830	1.9%
McGuireWoods LLP	1	224,537	0.5%	3,592	1.8%
	21	5,961,310	13.9%	$58,232	29.2%

Top 10 Tenants or Guarantors - Cash Basis
Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Rent as of 6/30/2016 ($000) (3)	Percent of Cash Rent as of 6/30/2016 ($000) (2) (3)
FedEx Corporation / Federal Express Corporation	2	661,616	1.5%	$5,892	3.4%
Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	1	456,412	1.1%	5,396	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.8%	5,111	3.0%
Nissan North America, Inc.	2	1,691,049	3.9%	4,701	2.7%
United States of America	3	398,214	0.9%	4,289	2.5%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	3,814	2.2%
Morgan, Lewis & Bockius LLP	1	289,432	0.7%	3,571	2.1%
Xerox Corporation	1	202,000	0.5%	3,535	2.0%
Michelin North America, Inc.	3	2,503,916	5.8%	3,534	2.0%
T-Mobile USA, Inc. / T-Mobile West Corporation	5	386,078	0.9%	3,512	2.0%
	27	9,118,199	21.3%	$43,355	25.1%

Footnotes

(1)	Six months ended 6/30/2016 GAAP rent recognized for consolidated properties owned as of 6/30/2016.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Six months ended 6/30/2016 cash rent recognized for consolidated properties owned as of 6/30/2016. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

27

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

6/30/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 6/30/2016	Percent of GAAP Rent as of 6/30/2016	Percent of GAAP Rent as of 6/30/2015
2016 - remaining	5	$2,986	1.6%	1.8%
2017	15	12,600	6.5%	5.7%
2018	30	11,909	6.2%	7.5%
2019	22	15,300	7.9%	8.1%
2020	15	11,292	5.9%	7.7%
2021	11	11,358	5.9%	6.0%
2022	5	4,913	2.6%	3.5%
2023	6	5,839	3.0%	3.6%
2024	9	6,848	3.6%	3.9%
2025	19	16,303	8.5%	9.0%
Thereafter	71	93,245	48.4%	39.9%

Total (1)	208	$192,593	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

28

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

6/30/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 6/30/2016	Percent of GAAP Rent as of 6/30/2016
2016 - remaining	28	$3,246	1.7%
2017	25	12,836	6.5%
2018	43	13,054	6.6%
2019	25	15,774	8.0%
2020	16	11,335	5.8%
2021	17	12,866	6.5%
2022	5	4,913	2.5%
2023	6	5,839	3.0%
2024	9	6,848	3.5%
2025	20	16,508	8.4%
Thereafter	71	93,245	47.5%

Total (1)	265	$196,464	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

29

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2016	7/8/2016	1460 Tobias Gadson Blvd.	Charleston	SC	13	Hagemeyer North America, Inc.	29,652	592	258	7,138	02/2021
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	4	Nextel West Corporation (Nextel Finance Company)	60,200	608	608	5,479	N/A
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	251	259	3,520	01/2017
2017	1/31/2017	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	2,748	1,785	-	-
		1311 Broadfield Blvd.	Houston	TX	5	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	2,909	1,318	-	-
	3/31/2017	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	28	28	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	1,516	1,383	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	529	539	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	160	194	-	-
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	933	1,004	-	-
	12/1/2017	800 East Canal St.	Richmond	VA	—	CRG-Richmond Tenant, LLC	51,450	301	301	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	577	549	-	-
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	71	71	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	1,701	1,826	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	392	445	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	254	258	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	64	155	-	-
	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	91	91	-	-
		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	475	665	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	106	112	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	296	296	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	320,198	2,625	2,609	33,823	05/2019
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	734	881	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	155,925	1,205	1,205	16,122	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	3,507	3,507	-	-
	6/30/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	553	711	9,104	08/2019
		1460 Tobias Gadson Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	20,424	408	177	-	-
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	951	949	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	2,270	2,381	18,830	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	1,135	1,142	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	571	729	9,261	12/2019
	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	503	506	-	-
		850-950 Warrenville Rd.	Lisle	IL	4	National-Louis University / James J. Benes & Associates, Inc.	91,879	783	789	9,377	N/A
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,122	1,221	19,497	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	387	375	-	-
	6/30/2020	3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	495	469	-	-
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	831	882	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	573	722	8,740	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	879	834	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	568	572	9,397	02/2017
		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	881	839	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	119	119	-	-
2021	1/31/2021	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	2,148	2,177	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	1,887	1,887	16,198	01/2021
		2050 Roanoke Rd.	Westlake	TX	11, 18	Charles Schwab & Co, Inc.	130,199	1,171	289	-	-
	8/31/2021	333 Three D Systems Cir.	Rock Hill	SC	—	3D Systems Corporation	80,028	344	335	-	-

30

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,164	1,266	13,463	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,092	1,128	-	-
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	863	811	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	280	280	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	933	1,080	-	-
	12/31/2022	231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	2,167	2,199	-	-
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	—	Rogue Wave Software, Inc.	20,000	120	93	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	1,713	1,822	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	3,321	3,535	45,924	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	287	276	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	976	920	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	1,013	921	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	146	146	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	627	572	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	845	803	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	809	836	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	1,402	1,503	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	99	102	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	1,483	1,537	-	-
	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association	62,323	455	442	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	119	119	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	711	664	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	—	Schlumberger Holdings Corp.	554,385	3,019	2,633	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	85,200	583	583	-	-
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	60,000	564	564	-	-
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	138,443	1,113	1,065	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	553	281	-	-
	4/30/2026	2000 Eastman Dr.	Milford	OH	—	Siemens Real Estate	221,215	1,289	1,238	-	-
		800 East Canal St.	Richmond	VA	—	Richmond Belly Ventures, LLC (David Duke, Lauren Duke, Terrence Kee, Cara Kee and John Bokel)	2,568	13	13	-	-
	6/30/2026	10419 North 30th St.	Tampa	FL	9	Time Customer Service, Inc. / Time Incorporated	132,981	416	689	-	-
	8/31/2026	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	1,336	1,102	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	68,693	634	545	6,500	02/2017
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	104,807	869	822	-	-
2027	1/31/2027	1701 Market St.	Philadelphia	PA	—	Drybar Holdings LLC	1,975	-	-	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	86,877	644	593	-	-
	6/30/2027	3902 Gene Field Rd.	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	98,849	996	911	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	42,290	320	297	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	150,000	1,250	1,014	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	169,585	3,050	2,175	35,831	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	80,011	1,042	863	-	-
	12/31/2027	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	92,326	597	658	-	-
2028	4/30/2028	9655 Maroon Cir.	Englewood	CO	—	TriZetto Corporation	166,912	1,922	1,777	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	2,126	1,544	-	-
	3/31/2029	2800 High Meadow Cir.	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	278,000	1,773	1,573	-	-

31

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2030	7/31/2030	3940 South Teller St.	Lakewood	CO	22	Addenbrooke Classical Academy	68,165	174	192	-	-
	8/31/2030	800 East Canal St.	Richmond	VA	—	McGuireWoods LLP	224,537	3,592	3,247	57,500	02/2031
	9/30/2030	800 East Canal St.	Richmond	VA	—	CCA Industries, Inc. (The Riverstone Group, LLC),	25,707	346	329	-	-
2031	1/10/2031	810 Gears Rd.	Houston	TX	—	United States of America	68,985	709	288	-	-
	3/1/2031	800 East Canal St.	Richmond	VA	—	Towne Bank	26,047	446	220	-	-
2032	10/31/2032	143 Diamond Ave.	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	49,024	642	547	-	-
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	252,400	2,528	2,069	-	-
2033	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	127,810	1,655	1,441	-	-
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	17,000	252	252	-	-
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	2,500	28	28	-	-
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	8,000	80	80	-	-
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	12,622	113	113	-	-
2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	104,497	946	964	-	-
2088	8/8/2088	800 East Canal St.	Richmond	VA	—	The City of Richmond, Virginia	-	213	213	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	1,394	1,394	-	-
	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	-	-	-	-
		1701 Market St.	Philadelphia	PA	—	(Available for Lease)	699	-	-	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	9,910	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	-	-	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased	12,021,184	99,104	91,824	325,704

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2016	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	1,143	1,143	-	-
	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	392	413	5,745	09/2016
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	1,026	1,325	-	-
	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	278	278	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	445	445	-	-
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	543	571	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	958	1,029	-	-
2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	430	419	-	-
		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	671	673	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	512	512	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	349	421	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	367	367	-	-
		749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	236	263	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	1,305	1,409	17,467	09/2019
	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	704	697	-	-
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	153	153	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	1,694	1,694	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	1,700	1,700	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	476	600	7,517	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	617	643	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	204	219	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	746	598	-	-
2021	3/31/2021	2455 Premier Row	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	393	254	-	-
	5/31/2021	291 Park Center Dr.	Winchester	VA	—	Kraft Heinz Foods Company	344,700	702	658	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	906	846	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	873	1,014	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	678	697	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	670	638	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	453	450	-	-
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	154	154	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	902	984	4,124	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	1,318	1,267	-	-
	10/31/2024	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	734	689	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	673	673	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	844	844	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	604	604	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	268	268	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	1,419	1,419	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	832	1,129	8,402	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	1,031	1,051	15,156	09/2016
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	18,620	275	275	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	500,500	1,269	2,166	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	310,000	644	597	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	475,218	580	545	-	-
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	289	289	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	646,000	1,083	1,065	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	241,977	573	556	-	-

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	408,000	616	667	7,669	10/2018
2027	2/28/2027	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	847	796	-	-
		1501 Nolan Ryan Expy.	Arlington	TX	—	Arrow Electronics, Inc.	74,739	-	-	-	-
		554 Nissan Pkwy.	Canton	MS	—	Nissan North America, Inc.	1,466,000	3,100	2,879	-	-
	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	20	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	159,000	501	535	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	264,598	406	391	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	140,330	2,568	2,385	47,749	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	11, 19	United States Cold Storage, Inc	296,972	1,086	794	22,075	11/2017
2029	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	276,782	870	798	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	855,878	2,174	1,939	-	-
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	208,000	465	419	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	673,518	1,300	1,162	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	180,235	1,278	1,091	-	-
	10/31/2034	1001 Innovation Rd.	Rantoul	IL	—	Bell Sports, Inc. (Vista Outdoor, Inc.)	813,126	2,085	1,772	-	-
2035	3/31/2035	13863 Industrial Rd.	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	187,800	1,218	1,012	-	-
		7007 F.M. 362 Rd.	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	262,095	955	794	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's, LLC	164,007	1,049	933	-	-
	8/31/2035	2800 Polar Way	Richland	WA	21	Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	456,412	6,566	5,396	110,000	01/2026
	10/22/2035	2860 Clark St.	Detroit	MI	—	FCA US LLC (f/k/a Chrysler Group LLC)	190,003	1,072	1,072	-	-
2036	6/30/2036	100 Ryobi Drive	Anderson	SC	—	One World Technologies, Inc. (Techtronic Industries Co. Ltd.)	1,327,022	26	21	-	-
N/A	Vacancy	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.9% Leased	26,622,831	61,298	59,560	264,904

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
LAND AND INFRASTRUCTURE PROPERTIES
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	-	108	130	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	-	1,061	934	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	132,449	3,386	2,778	-	-
2048	12/31/2048	30 Light St	Baltimore	MD	—	30 Charm City, LLC	-	149	149	-	-
2055	1/31/2055	499 Derbyshire Dr.	Venice	FL	—	Littlestone Brotherhood LLC	31,180	954	642	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	—	201 NC Leasehold LLC	-	135	135	-	-
	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	Tribeca Ascott LLC	-	7,445	2,514	69,217	01/2027
		309-313 West 39th St.	New York	NY	—	SM Ascott LLC	-	8,686	2,933	80,761	01/2027
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	-	6,795	2,295	63,173	01/2027
LAND AND INFRASTRUCTURE TOTAL/WEIGHTED AVERAGE						100.0% Leased	163,629	28,719	12,510	213,151

35

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft.	Percentage Leased	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
		11511 Luna Rd.	Farmers Branch	TX	11	International Business Machines Corporation	180,507	37%	1,239	992	18,365	07/2016
		1200 Jupiter Rd.	Garland	TX		Available for lease	278,759	0%	676	627	-	-
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	1,158	1,128	-	-
		1600 Eberhardt Rd.	Temple	TX	4	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	50%	431	472	7,463	N/A
		2210 Enterprise Dr.	Florence	SC	11	Caliber Funding, LLC	176,557	21%	355	379	-	-
		26555 Northwestern Pkwy.	Southfield	MI	—	Available for lease	359,645	0%	-	-	-	-
		275 Technology Dr.	Canonsburg	PA	—	Available for lease	107,872	0%	-	-	-	-
		33 Commercial St. A	Foxborough	MA	—	Available for lease	84,441	0%	-	-	-	-
		33 Commercial St. B	Foxborough	MA	7	Multi-Tenant	76,278	11%	75	75	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	201	217	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	98%	1,121	1,115	-	-
		700 US Hwy. Route 202-206	Bridgewater	NJ	4	Available for lease	115,558	0%	-	-	14,118	N/A
		700 Oakmont Ln.	Westmont	IL	—	Available for lease	269,715	0%	-	-	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	62%	358	358	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						38.1% Leased	2,700,126		$5,614	$5,363	$39,946

36

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2016 ($000) (3)	Cash Rent as of 6/30/2016 ($000) (2)	6/30/2016 Debt Balance ($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES
2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	64	64	-	-
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	162	237	-	-
2018	2/26/2018	4831 Whipple Ave., NW	Canton	OH	—	Best Buy Co., Inc.	46,350	233	233	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	69	69	-	-
		2411 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	83	83	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	84	80	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	40	40	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	St Anthony Supermarket Corp. (Anthony Pena, Marina Pena, Anthony Corona and Robert Corona)	59,613	488	229	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	97	97	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	164	21	465	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	376	24	528	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	241	36	779	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	278	38	828	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	366	54	1,173	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	173	25	547	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	94	93	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	99	99	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	48	48	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	99	99	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	56	56	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	44	44	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	39	39	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	39	39	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	78	80	-	-
2026	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	118	118	-	-
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Puget Consumers Co-op d/b/a PCC Natural Markets	35,459	323	323	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	45,554	347	314	-	-
2043	2/28/2043	1237 W. Sherman Ave.	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	39,287	564	564	-	-
N/A	Vacancy	1084 East Second St.	Franklin	OH	7	(Available for Lease)	29,119	-	-	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.8% Leased	1,318,441	4,866	3,246	4,320

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.8% Leased (17)	42,826,211	199,601	172,503	848,025

Footnotes
1	Square foot leased or available.
2	Six months ended 6/30/2016 cash rent. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
3	Six months ended 6/30/2016 GAAP rent.
4	Mortgage encumbering the property is in default.
5	Tenant terminated its lease effective 1/31/2017 for a cash payment of $3.5 million received in 2015.
6	Lexington has a 71.1% interest in this property.
7	Property sold subsequent to 6/30/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Tenant terminated its lease effective 6/30/2017 for a cash payment of $0.4 million received in 2015; however, termination rescinded and lease extended in 2Q 2016.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	21,365 square feet is leased to 7/31/2025.
13	Tenant terminated its lease effective 7/8/2016 for a cash payment of $1.5 million received in 2015.
14	The multi-tenanted properties incurred approximately $3.1 million in operating expenses, net for the six months ended 6/30/2016.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million is due in 2017.
17	Consolidated portfolio is 96.2% leased, excluding properties owned subject to mortgages in default.
18	TD Auto Finance LLC lease terminated effective 2/29/2016 for a payment of $7.7 million, which was paid in April 2016. New lease with Charles Schwab & Co. Inc. commenced 3/1/2016.
19	Americold Logistics, LLC lease terminated effective 4/15/2016 for $1.0 million to be paid over an 18 month period. New lease with United States Cold Storage, Inc. commenced 4/16/2016.
20	Tenant exercised purchase option for $13.6 million. Property classified as held for sale.
21	ConAgra Foods, Inc. provides credit support.
22	Tenant exercised purchase option for $11.5 million. Property classified as held for sale.

37

LEXINGTON REALTY TRUST

Select Credit Metrics Summary (1)

6/30/2016

Adjusted Company FFO Payout Ratio	57.6%

Unencumbered Assets (2)	$3.28 billion

Unencumbered NOI	69.7%

(Debt + Preferred) / Gross Assets	44.2%

Debt/Gross Assets	42.3%

Secured Debt / Gross Assets	16.9%

Net Debt / Adjusted EBITDA	6.2x

(Net Debt + Preferred) / Adjusted EBITDA	6.5x

Credit Facilities Availability (3)	$277.0 million

Development / Gross Assets	2.2%

Footnotes
(1) See page 51 for reconciliations of non-GAAP measures. Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2) Includes loans receivable.
(3) Subject to covenant compliance.

38

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

	Must be:	6/30/2016
Bank Loans:

Maximum Leverage	< 60%	46.6%
Fixed Charge Coverage	> 1.5X	2.7X
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	19.0%
Unsecured Debt Service Coverage	> 2.0X	4.9X
Unencumbered Leverage	< 60%	39.5%

Bonds:

Debt to Total Assets	< 60%	43.5%
Secured Debt to Total Assets	< 40%	17.4%
Debt Service Coverage	> 1.5X	4.1X
Unencumbered Assets to Unsecured Debt	> 150%	271.7%

Footnotes
(1)	The following is a summary of the key financial covenants for Lexington's credit facility and term loans and senior notes, as defined and calculated per the terms of the credit facility and term loans and senior notes, as applicable.
These calculations are presented to show Lexington's compliance with such covenants only and are not measures of Lexington's liquidity or performance.

39

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Mortgages with Balloons
Temple, TX	(b)	$7,463	6.090%	N/A	$-	$7,463
Bridgewater, NJ	(b)	14,118	5.732%	N/A	-	14,118
Bremerton, WA	(b)	5,479	6.090%	N/A	-	5,479
Lisle, IL	(b)	9,377	6.500%	N/A	-	9,377
Farmers Branch, TX	(g)	18,365	5.939%	07/2016	93	18,363
Glenwillow, OH		15,156	6.130%	09/2016	183	15,132
Plymouth, IN		5,745	6.315%	09/2016	114	5,723
Memphis, TN		3,520	5.710%	01/2017	155	3,484
Huntington, WV		6,500	4.150%	02/2017	181	6,500
Orlando, FL		9,397	5.722%	02/2017	452	9,309
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,075	6.110%	11/2017	1,674	21,651
Erwin, NY		7,669	5.910%	10/2018	728	6,637
Overland Park, KS		33,823	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,122	5.883%	05/2019	1,268	15,179
Columbus, IN		18,830	2.210%	07/2019	4,757	4,993
Meridian, ID		9,104	6.010%	08/2019	753	7,675
Streetsboro, OH		17,467	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,261	6.270%	12/2019	774	7,770
Boca Raton, FL		19,497	6.470%	02/2020	1,542	18,414
Oakland, ME		8,740	5.930%	10/2020	750	7,660
Lavonia, GA		7,517	5.460%	12/2020	741	5,895
Charleston, SC		7,138	5.850%	02/2021	520	6,632
Whippany, NJ		13,463	6.298%	11/2021	1,344	10,400
Chester, SC		8,402	5.380%	08/2025	1,144	362
Richland, WA		110,000	4.000%	01/2026	4,400	99,492
New York, NY	(d)	213,151	4.660%	01/2027	10,329	200,632
Lenexa, KS		35,831	3.700%	11/2027	3,025	10,000
Richmond, VA		57,500	5.191%	02/2031	3,026	53,176
Subtotal/Wtg. Avg./Years Remaining (i)		$729,710	5.005%	7.2	$43,050	$638,666

40

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Full Amortizing Mortgages
Lorain, OH		1,173	7.750%	07/2018	481	-
Manteca, CA		828	7.750%	07/2018	339	-
Watertown, NY		779	7.750%	07/2018	319	-
Fairlea, WV		547	7.750%	07/2018	224	-
San Diego, CA		528	7.750%	07/2018	216	-
Galesburg, IL		465	7.750%	07/2018	191	-
North Berwick, ME		4,124	3.560%	04/2019	1,532	-
Wall, NJ		16,198	6.250%	01/2021	3,774	-
Palo Alto, CA		45,924	3.970%	12/2023	7,059	-
Long Island City, NY		47,749	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (i)		$118,315	4.216%	8.4	$18,673	$-

Subtotal/Wtg. Avg./Years Remaining (i)		$848,025	4.895%	7.4	$61,723	$638,666

Corporate (h)
Revolving Credit Facility	(l)	$123,000	1.455%	08/2019	$1,815	$123,000
Term Loan	(j)	250,000	2.192%	08/2020	5,556	250,000
Term Loan	(k)	255,000	2.523%	01/2021	6,523	255,000
Senior Notes		250,000	4.250%	06/2023	10,625	250,000
Senior Notes		250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(f)	11,900	6.000%	01/2030	714	11,900
Trust Preferred Notes	(e)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (i)		$1,269,020	3.532%	7.0	$45,018	$1,269,020
Total/Wtg. Avg./Years Remaining (i)	(m)	$2,117,045	4.078%	7.2	$106,741	$1,907,686

Footnotes
(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(d)	Loan is cross-collateralized on three properties.
(e)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(f)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25. Subsequent to 6/30/2016, loan fully satisfied through common share issuances.
(g)	Loan satisfied subsequent to 6/30/16.
(h)	Unsecured.
(i)	Total shown may differ from detailed amounts due to rounding.
(j)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.09% through February 2018 via interest rate swap agreements.
(k)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.42% through January 2019 via interest rate swap agreements.
(l)	Rate ranges from LIBOR plus 0.85% and 1.55%.
(m)	See page 48 for a reconciliation to GAAP reported amounts.

41

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2016

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Rehab Humble Lessee	$14,220	$2,133	4.700%	05/2017	$846	$13,982	$2,097
Gan Palm Beach Lessee	14,320	3,580	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,331	$8,532	4.052%	1.7	$2,452	$46,541	$8,358

Footnotes
(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

42

LEXINGTON REALTY TRUST

Debt Maturity Schedule

6/30/2016

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2016 - remaining	$13,478	$75,655	$-
2017	26,460	59,944	11,900	(2)
2018	26,246	6,637	-
2019	22,580	83,767	123,000	(3)
2020	18,787	31,969	250,000
	$107,551	$257,972	$384,900

Non-Consolidated Investments - LXP Proportionate Share
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments
2016 - remaining	$59	$-
2017	94	2,097
2018	21	6,261
2019	-	-
2020	-	-
	$174	$8,358

Footnotes

(1)	Percentage denotes weighted-average interest rate.
(2)	Subsequent to June 30, 2016, debt satisfied through the issuance of common shares.
(3)	Subsequent to June 30, 2016, $80.0 million repaid.

43

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

6/30/2016

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)
Office	Oklahoma City (3)	OK	$8,501	11.50%	N/A	$-	$8,420
Retail	Various	Various	819	8.00%	02/2021	219	-
	Various	Various	388	8.00%	12/2021	94	-
	Various	Various	516	8.00%	03/2022	112	-
Hospital	Kennewick	WA	85,605	9.00%	05/2022	7,438	87,245
	Total Mortgage Loans Receivable		$95,829			$7,863	$95,665

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Short-term loan to joint venture partner. Loan is in default.

44

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

6/30/2016

($000)

Balance Sheet

Other assets	$17,535

The components of other assets are:

Deposits	$362
Equipment	661
Prepaids	2,859
Other receivables	598
Deferred lease incentives	12,929
Other	126

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$43,054

Accounts payable and accrued expenses	$12,211
CIP accruals and other	931
Taxes	498
Deferred lease and loan costs	4,790
Deposits	834
Escrows	1,069
Transaction / build-to-suit costs	15,201
Interest rate swap derivative liability	7,520

Income Statement - Six months ended June 30, 2016

Non-cash interest expense, net	$(49)

45

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in the Quarterly Earnings Release, in this Supplemental Operating and Financial Data Report and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investments ability to fund cash needs.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington’s real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield: GAAP and cash yields are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington’s historical or future financial performance, financial position or cash flows. The yield is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield) the investment is expected to generate (or has generated) divided by the acquisition/completion cost (or sale) price.

46

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS (CONTINUED)

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington’s NOI may not be comparable to other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods excluding properties encumbered by mortgage loans in default and the revenue associated with the expansion of properties. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties and certain other properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington ’s financial performance since it does not reflect the operations of Lexington’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington’s results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

47

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES

($000)

Six months ended June 30, 2016

Cash Rent Reconciliation:

Rental revenue as reported	$205,206

Rental revenue from sold properties	(5,605)

GAAP rent per supplement	199,601

GAAP rent adjustments: (1)
Straight-line adjustments	(23,461)
Lease incentives	806
Amortization of above/below market leases	926
Lease termination income	(5,369)

Cash rent per supplement	$172,503

Consolidated debt reconciliation June 30, 2016:

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (2)	$838,385	$9,640	$-	$848,025
Revolving credit facility borrowings (3)	123,000	-	-	123,000
Term loans payable (3)	500,584	4,416	-	505,000
Senior notes payable(3)	493,944	4,140	1,916	500,000
Convertible guaranteed notes payable (3)	11,763	27	110	11,900
Trust preferred securities (3)	127,046	2,074	-	129,120
Consolidated debt	$2,094,722	$20,297	$2,026	$2,117,045

Footnotes

(1) Individual items are adjusted for sold properties, which are previously reflected in the reconciliation.

(2) Secured

(3) Unsecured

48

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Same-Store NOI Reconciliation:

	Six months
	June 30, 2016	June 30, 2015

Net Income	$100,137	$84,578

Interest and amortization expense	45,572	46,395
Provision for income taxes	637	393
Depreciation and amortization	84,399	82,083
General and administrative	15,522	15,793
Transaction costs	214	714
Non-operating income	(6,420)	(5,698)
Gains on sales of properties	(42,341)	(23,151)
Impairment charges	3,014	1,252
Debt satisfaction (gains) charges, net	3,356	(14,151)
Equity in earnings of non-consolidated entities	(6,054)	(672)
Lease termination income	(6,386)	(1,190)
Straight-line adjustments	(24,380)	(22,343)
Lease incentives	842	945
Amortization of above/below market leases	955	(444)

Net Operating Income - ("NOI")	169,067	164,504

Less NOI:
Disposed of properties	(3,612)	(12,272)
Acquired properties	(18,587)	(3,982)
Expansion revenue	(793)	(530)
Properties in default	(1,771)	(1,886)

Same-Store NOI	$144,304	$145,834

NOI for NAV:

Six months
June 30, 2016

NOI per above	$169,067
Less NOI:
Disposed of properties	(3,612)
Assets held for sale	(478)
Assets acquired in 2016	(1,091)
Assets less than 70% leased / Other	(534)
NOI for NAV	$163,352

49

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation to Adjusted EBITDA:

	Three months ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Trailing 12 Months

Net income (loss) attributable to Lexington Realty Trust shareholders	$48,476	$49,769	$34,850	$(5,984)	$127,111
Interest and amortization expense	22,679	22,893	21,466	21,931	88,969
Provision for income taxes	224	413	104	75	816
Depreciation and amortization	41,272	43,127	41,403	39,712	165,514
Straight-line adjustments	(13,241)	(11,139)	(12,460)	(12,899)	(49,739)
Lease incentives	419	423	387	212	1,441
Amortization of above/below market leases	499	456	418	287	1,660
Gains on sales of properties	(25,326)	(17,015)	-	(1,733)	(44,074)
Impairment charges	3,014	-	2,762	32,818	38,594
Debt satisfaction (gains) charges, net	3,194	162	(11,397)	398	(7,643)
Non-cash charges, net	2,403	2,207	2,213	2,205	9,028

Pro-rata share adjustments:
Non-consolidated entities adjustment	254	(5,106)	52	609	(4,191)
Noncontrolling interests' adjustment	661	761	470	465	2,357

Adjusted EBITDA	$84,528	$86,951	$80,268	$78,096	$329,843

50

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation of Select Credit Metrics:

Adjusted Company FFO Payout:	Six months ended June 30, 2016
Common share dividends per share	$0.34
Adjusted Company FFO per diluted share	$0.59
Adjusted Company FFO payout ratio	57.6%

Unencumbered Assets:
Real estate, at cost	$4,518,973
held for sale real estate, at cost	29,467
less encumbered real estate, at cost	(1,360,303)
Loans receivable, net	95,829
Unencumbered assets	$3,283,966

Unencumbered NOI:
NOI	$169,067
Disposed of properties NOI	(3,612)
Termination income	5,369
Adjusted NOI	170,824
less encumbered adjusted NOI	(51,779)
Unencumbered adjusted NOI	$119,045
Unencumbered NOI %	69.7%

Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$329,843

Consolidated debt	$2,094,722
less cash and cash equivalents	(59,776)
Net debt	$2,034,946

Net debt / Adjusted EBITDA	6.2	x

(Net Debt + Preferred) / Adjusted EBITDA:
Adjusted EBITDA	$329,843

Net debt	$2,034,946
Preferred shares liquidation preference	96,770
Net debt + preferred	$2,131,716

(Net Debt + Preferred) / Adjusted EBITDA	6.5	X
(Debt + Preferred) / Gross Assets:	Six months ended June 30, 2016
Consolidated debt	$2,094,722
Preferred shares liquidation preference	96,770
Debt and preferred	$2,191,492

Total assets	$3,724,733
Plus depreciation and amortization:
Real estate	1,207,434
Deferred lease costs	22,879

Gross assets	$4,955,046

(Debt + Preferred) / Gross Assets	44.2%

Debt / Gross Assets:
Consolidated debt	$2,094,722

Gross assets	$4,955,046

Debt / Gross assets	42.3%

Secured Debt / Gross Assets:
Mortgages and notes payable	$838,385

Gross assets	$4,955,046

Secured Debt / Gross Assets	16.9%

Development / Gross Assets:
Investment in real estate under construction	$108,763
Construction in progress	543
Development	$109,306

Gross assets	$4,955,046

Development / Gross Assets	2.2%

51

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry

Senior Vice President, Investor Relations

Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(562) 637-1371

Jeffries & Company, Inc.
Jon Peterson	(212) 284-1705

52

LEXINGTON REALTY TRUST

One Penn Plaza, Suite 4015 | New York, NY 10119-4015 | (212) 692-7200 | www.lxp.com

53